Exhibit 13.1

SECTION 906 CERTIFICATION

(pursuant to 18 U.S.C. 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the annual report of BluePhoenix Solutions Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arie Kilman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arie Kilman —————————————— Arie Kilman Chief Executive Officer

March 27, 2006

A signed original of this written statement required by Section 906 has been provided to BluePhoenix Solutions Ltd. and will be retained by BluePhoenix Solutions Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.